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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-LB1)


                 Salomon Brothers Mortgage Securities VII, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        333-14225                13-3439681
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

Seven World Trade Center
New York, New York                                          10048
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(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

              On December 13, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1996-LB1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1996 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of four classes of certificates (together, the "Certificates"), designated as the "Class A Certificates," the "Class B Certificates," the "Class R-I Certificates" and the "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity ranging from 10 years to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $149,707,139 as of November 1, 1996 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated December 5, 1996, among the Depositor, Salomon Brothers Realty Corp. and Long Beach. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated December 5, 1996, between the Depositor and Salomon.

              The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                         Initial Certificate
        Class             Principal Balance            Initial Pass-through Rate
        -----             -----------------            -------------------------

          A                $145,950,789.00                      Variable

          B                  $3,736,149.91                      Variable

         R-I                       $100.00                      Variable

        R-II                       $100.00                      Variable


              The Certificates (except for the Class B Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 1996, and the Prospectus Supplement, dated December 5, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits



         Exhibit No.                             Description
         -----------                             -----------

             4.1 Pooling and Servicing Agreement, dated as of November 1, 1996, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1996-LB1 Certificates.





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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 13, 1996

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.



                                             By: /s/ Susan S. Woodbury
                                                --------------------------------
                                             Name:  Susan S. Woodbury
                                             Title: Assistant Vice President






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                                INDEX TO EXHIBITS



                                                                   Sequentially
     Exhibit No.                Description                       Numbered Page
     -----------                -----------                       -------------

         4.1       Pooling and Servicing Agreement, dated as of         7
                   November 1, 1996, by and among Salomon
                   Brothers Mortgage Securities VII, Inc. as
                   Depositor, Long Beach Mortgage Company as
                   Master Servicer and Norwest Bank Minnesota,
                   N.A. as Trustee, relating to the Series 1996-
                   LB1 Certificates.